UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2010

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

750 West John Carpenter Freeway, Suite 700
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On October 18, 2010, DG FastChannel, Inc. (the “Company”) issued a press release announcing its new branding initiative under the name “DG”.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The Company included the estimated costs associated with the rebranding initiative in its Q-3 and Full Year 2010 Outlook issued on August 30, 2010.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated October 18, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

	By:	/s/ Omar A. Choucair
Name: Omar A. Choucair
Title: Chief Financial Officer

Date: October 18, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated October 18, 2010